EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Caterpillar Inc. (the “Company”) on Form 10-K for the period ending December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 14, 2019	/s/ D. James Umpleby, III	Chief Executive Officer
D. James Umpleby, III

February 14, 2019	/s/ Andrew R.J. Bonfield	Chief Financial Officer
Andrew R.J. Bonfield

A signed original of this written statement required by Section 906 has been provided to Caterpillar Inc. and will be retained by Caterpillar Inc. and furnished to the Securities and Exchange Commission or its staff upon request.